UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023 (September 1, 2023)

REGENERON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

000-19034	13-3444607
(Commission File Number)	(I.R.S. Employer Identification No.)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 847-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock – par value $0.001 per share	REGN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On September 1, 2023, Marc Tessier-Lavigne, Ph.D. notified Regeneron Pharmaceuticals, Inc. (“Regeneron” or the “Company”) of his decision to retire, effective as of that date, as a director of the Company. Dr. Tessier-Lavigne informed Regeneron that his decision to retire was due to potential conflicts that may arise as he becomes more involved with other companies and was not caused in whole or in part by a disagreement with Regeneron on any matter relating to Regeneron’s operations, policies, or practices.

Departure of Chief Financial Officer

On September 8, 2023, Robert E. Landry notified the Company of his intention to retire from his position as Executive Vice President, Finance and Chief Financial Officer of the Company in February 2024. Mr. Landry has served as Regeneron’s principal financial officer since 2013. The Company intends to appoint Christopher Fenimore, currently the Company’s Senior Vice President, Controller, to succeed Mr. Landry as Chief Financial Officer of the Company effective upon Mr. Landry’s retirement.

Election of Directors

On September 8, 2023, Regeneron’s board of directors (the “Board”) elected Kathryn Guarini, Ph.D. as a Class III director and David P. Schenkein, M.D. as a Class II director to fill the two vacancies on the Board. Drs. Guarino and Schenkein have also been appointed to serve on the Audit Committee of the Board and the Technology Committee of the Board, respectively. In accordance with the requirements of the New York Business Corporation Law, each of Drs. Guarino and Schenkein will hold office until the 2024 Annual Shareholder Meeting of the Company.

Each of Drs. Guarino and Schenkein will receive compensation from the Company for their service as a director in accordance with the Company’s compensation practices for non-employee directors, as described under the caption “Compensation of Directors” in the Company’s definitive proxy statement filed on April 21, 2023.

There is no arrangement or understanding between either of the newly elected directors and any person pursuant to which any such director was selected as a director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.

/s/ Joseph J. LaRosa
Joseph J. LaRosa
Executive Vice President, General Counsel and Secretary

Date: September 8, 2023